EXHIBIT 10.3

FORM OF EXECUTIVE SEVERANCE AGREEMENT

AND SCHEDULE THERETO

      The Form of Executive Severance Agreement is incorporated herein by reference to Exhibit 10.14 to the Registrant’s Registration Statement on Form 10 (File No. 1-15139).

SCHEDULE

      On December 1, 1999, Executive Severance Agreements were entered into between the Registrant and the following individuals:

P. M. Anderson — Vice President

V. M. Arthur — Vice President

B. R. Bergin — Vice President

W. E. Cantrell — Chairman of the Board and Chief Executive Officer

C. L. Herrin — Director, President and Chief Operating Officer

J. M. Kelly — Vice President, General Counsel and Secretary

J. A. MacLennan — Executive Vice President

D. J. Marini — Executive Vice President

T. A. Vellek — Vice President